                                                                 EXHIBIT (a)(22)

                             ARMADA FUNDS ("ARMADA")
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES

                  I, W. Bruce McConnel, do hereby certify as follows:

                  (1) That I am the duly elected Secretary of Armada Funds ("Armada");

                  (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Armada;

                  (3) That the Board of Trustees of Armada duly adopted the following resolutions at the Regular Meeting of the Board of Trustees held on May 16, 2002:

         APPROVAL OF THE CREATION OF THE UA SERIES OF FUNDS OF ARMADA.

         CREATION OF SHARES.

                  RESOLVED, that there is hereby established the UA Series of Funds of Armada, consisting of the UA Emerging Markets Fund, UA Real Estate Fund, UA International Equity Fund, UA Large Cap Ultra Fund, UA Large Cap Value Fund, UA Small Cap Growth Fund, UA Small/Mid Cap Value Fund, UA U.S. Government Income Fund, UA Money Market Fund, UA High Yield Bond Fund and UA Short Duration Bond Fund series of shares of Armada (together, the "Portfolios").

                  FURTHER RESOLVED, that pursuant to Section 5.1 of Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Armada be, and hereby are, classified and designated as follows:


                  Class of Shares           Name of Class of Shares
                  ---------------           -----------------------
                  Class TT - UA Series 1    UA Emerging Markets Fund - Class 1 Shares
                  Class TT - UA Series 2    UA Emerging Markets Fund - Class 2 Shares
                  Class UU - UA Series 1    UA Real Estate Fund - Class 1 Shares
                  Class UU - UA Series 2    UA Real Estate Fund - Class 2 Shares
                  Class VV - UA Series 1    UA International Equity Fund - Class 1 Shares
                  Class VV - UA Series 2    UA International Equity Fund - Class 2 Shares
                  Class WW - UA Series 1    UA Large Cap Ultra Fund - Class 1 Shares
                  Class WW - UA Series 2    UA Large Cap Ultra Fund - Class 2 Shares
                  Class XX - UA Series 1    UA Large Cap Value Fund - Class 1 Shares
                  Class XX - UA Series 2    UA Large Cap Value Fund - Class 2 Shares
                  Class YY - UA Series 1    UA Small Cap Growth Fund - Class 1 Shares



                  Class YY - UA Series 2    UA Small Cap Growth Fund - Class 2 Shares
                  Class ZZ - UA Series 1    UA Small/Mid Cap Value Fund - Class 1 Shares
                  Class ZZ - UA Series 2    UA Small/Mid Cap Value Fund - Class 2 Shares
                  Class AAA - UA Series 1   UA U.S. Government Income Fund - Class 1 Shares
                  Class AAA - UA Series 2   UA U.S. Government Income Fund - Class 2 Shares
                  Class BBB - UA Series 1   UA Money Market Fund - Class 1 Shares
                  Class BBB - UA Series 2   UA Money Market Fund - Class 2 Shares
                  Class CCC - UA Series 1   UA High Yield Bond Fund - Class 1 Shares
                  Class CCC - UA Series 2   UA High Yield Bond Fund - Class 2 Shares
                  Class DDD - UA Series 1   UA Short Duration Bond Fund - Class 1 Shares
                  Class DDD - UA Series 2   UA Short Duration Bond Fund - Class 2 Shares


                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class TT - UA Series 1 and Class TT - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class TT shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class TT Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class TT Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class TT Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class TT Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class TT share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class TT Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class TT Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC") and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class TT - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class TT shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Distribution Plan (the "Class 1 Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class TT - UA Series 1 Shares; and

                           (b) only the Class TT - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class TT - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Distribution Plan (the "Class 2 Shares Plan"); (iv) the expenses and liabilities of shareholder servicing under Armada's Shareholder Services Plan for Class 2 Shares (the "Services Plan"); and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class TT - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class TT Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class TT Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class TT - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class TT - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class TT - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class TT - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class TT - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class TT - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class TT - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class TT
                                    - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class TT - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class TT - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA Emerging Markets Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class UU - UA Series 1 and Class UU - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class UU shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class UU Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class UU Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class UU Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class UU Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class UU share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class UU Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class UU Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class UU - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class UU shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class UU - UA Series 1 Shares; and

                           (b) only the Class UU - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class UU - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class UU - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class UU Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class UU Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class UU - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class UU - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class UU
                                    - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class UU - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class UU - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class UU - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class UU - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class UU
                                    - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class UU - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class UU - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA Real Estate Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class VV - UA Series 1 and Class VV - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class VV shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class VV Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class VV Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class VV Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class VV Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class VV share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class VV Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class VV Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class VV - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class VV shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class VV - UA Series 1 Shares; and

                           (b) only the Class VV - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class VV - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class VV - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class VV Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class VV Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class VV - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class VV - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class VV - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class VV - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class VV - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class VV - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class VV - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class VV
                                    - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class VV - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class VV - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA International Equity Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class WW - UA Series 1 and Class WW - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class WW shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class WW Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class WW Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class WW Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class WW Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class WW share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class WW Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class WW Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class WW - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class WW shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class WW - UA Series 1 Shares; and

                           (b) only the Class WW - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class WW - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class WW - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class WW Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class WW Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class WW - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class WW - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class WW - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class WW - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class WW - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class WW - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class WW - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class WW
                                    - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class WW - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class WW - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA Large Cap Ultra Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class XX - UA Series 1 and Class XX - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class XX shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class XX Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class XX Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class XX Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class XX Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class XX share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class XX Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class XX Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class XX - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class XX shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class XX - UA Series 1 Shares; and

                           (b) only the Class XX - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class XX - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class XX - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class XX Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class XX Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class XX - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class XX - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class XX - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class XX - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class XX - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the
                                    immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class XX - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class XX - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class XX - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class XX - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class XX - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA Large Cap Value Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class YY - UA Series 1 and Class YY - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class YY shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class YY Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class YY Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class YY Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class YY Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class YY share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class YY Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class YY Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class YY - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class YY shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class YY - UA Series 1 Shares; and

                           (b) only the Class YY - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class YY - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class YY - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class YY Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class YY Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class YY - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class YY - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class YY - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class YY - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class YY - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class YY - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class YY - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class YY
                                    - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class YY - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class YY - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA Small Cap Growth Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class ZZ - UA Series 1 and Class ZZ - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class ZZ shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class ZZ Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class ZZ Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class ZZ Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class ZZ Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class ZZ share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class ZZ Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class ZZ Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class ZZ - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class ZZ shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class ZZ - UA Series 1 Shares; and

                           (b) only the Class ZZ - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class ZZ - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class ZZ - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class ZZ Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class ZZ Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class ZZ - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class ZZ - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class ZZ - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class ZZ - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class ZZ - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class ZZ - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class ZZ - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class ZZ
                                    - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class ZZ - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class ZZ - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA Small/Mid Cap Value Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class AAA - UA Series 1 and Class AAA - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class AAA shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class AAA Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class AAA Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class AAA Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class AAA Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class AAA share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class AAA Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class AAA Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class AAA - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class AAA shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class AAA - UA Series 1 Shares; and

                           (b) only the Class AAA - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class AAA - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class AAA - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class AAA Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class AAA Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class AAA - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class AAA - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class AAA - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class AAA - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class AAA - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class AAA - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class AAA - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class AAA - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class AAA - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class AAA - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA U.S. Government Income Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class BBB - UA Series 1 and Class BBB - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class BBB shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class BBB Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class BBB Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class BBB Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class BBB Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class BBB share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class BBB Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class BBB Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class BBB - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class BBB shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class BBB - UA Series 1 Shares; and

                           (b) only the Class BBB - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class BBB - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class BBB - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class BBB Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class BBB Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class BBB - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class BBB - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class BBB - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class BBB - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class BBB - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class BBB - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class BBB - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class BBB - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class BBB - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class BBB - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA Money Market Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class CCC - UA Series 1 and Class CCC - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class CCC shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class CCC Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class CCC Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class CCC Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class CCC Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class CCC share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class CCC Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class CCC Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class CCC - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class CCC shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class CCC - UA Series 1 Shares; and

                           (b) only the Class CCC - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class CCC - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class CCC - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class CCC Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class CCC Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class CCC - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class CCC - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class CCC - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class CCC - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class CCC - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class CCC - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class CCC - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class CCC - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class CCC - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class CCC - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA High Yield Bond Fund;

                  FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class DDD - UA Series 1 and Class DDD - UA Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class DDD shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class DDD Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class DDD Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class DDD Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class DDD Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class DDD share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class DDD Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class DDD Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class DDD - UA Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class DDD shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 1 Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class DDD - UA Series 1 Shares; and

                           (b) only the Class DDD - UA Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class DDD - UA Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class 2 Shares Plan; (iv) the expenses and liabilities of shareholder servicing under the Services Plan; and (v) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class DDD - UA Series 2 shares.

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class DDD Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class DDD Group, except to the extent permitted by rule or order of the SEC:

                           (a)      on any matter that pertains to the
                                    agreements, arrangements, expenses or
                                    liabilities described in clause (i) and
                                    (iii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class DDD - UA Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class DDD - UA Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class DDD - UA Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class DDD - UA Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class DDD - UA Series 1 shares; and

                           (b)      on any matter that pertains to the
                                    agreements or expenses and liabilities
                                    described in clause (i) and (iii) of
                                    paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class DDD - UA Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class DDD - UA Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class DDD - UA Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class DDD - UA Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class DDD - UA Series 2 shares.

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the UA Short Duration Bond Fund;

                  FURTHER RESOLVED, that the appropriate officers of Armada be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Armada's Registration Statement relating to the Portfolios to issue and redeem from time to time such shares representing interests in each Portfolio in accordance with the Registration Statement under the 1933 Act, as the same may from time to time be amended, and the requirements of Armada's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Armada; and

                  FURTHER RESOLVED, that the officers of Armada be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Armada and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

                                                     /s/ W. Bruce McConnel
                                                     ----------------------
                                                     W. Bruce McConnel

Dated:   June  20, 2002
              ---

Subscribed and sworn to before
me this 20th day of  June    , 2002
        ----        ---------
/s/ Marianne Haverland
-----------------------------------
         Notary Public